UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 18, 2004

DATREK MILLER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	000-29707	65-0910697
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

835 Bill Jones Industrial Drive Springfield, Tennessee	37172
(Address of principal executive offices)	(Zip Code)

(615) 384-1286

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amended Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed with the Commission on October 21, 2004. This Amended Current Report provides, among other things, the information required by Item 9.01- Financial Statements, Pro Forma Financial Information and Exhibits.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As reported on a Form 8-K filed October 21, 2004, on October 18, 2004, Datrek Miller International, Inc. (the “Company”) completed various corporate transactions whereby Datrek Professional Bags, Inc. and Miller Golf Company became subsidiaries of the Company.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

1.	Financial Statements of Miller Golf Company, LLC.

a.	Report of Independent Registered Public Accounting Firm.

b.	Balance Sheets at December 31, 2003 and 2002.

c.	Statements of Operations and Changes in Members’ Deficit for the years ended December 31, 2003 and 2002.

d.	Statements of Cash Flows for the years ended December 31, 2003 and 2002.

e.	Notes to the Financial Statements.

2.	Unaudited Financial Statements of Miller Golf Company, LLC

a.	Balance Sheet at September 30, 2004.

b.	Statements of Operations and Changes in Members’ Deficit for the nine months ended September 30, 2004 and 2003.

c.	Statements of Cash Flows for the nine months ended September 30, 2004 and 2003.

d.	Notes to the Financial Statements

3.	Financial Statements of Datrek Professional Bags, Inc.

a.	Independent Auditor’s Report.

b.	Balance Sheets at December 31, 2003 and 2002.

c.	Statements of Income for the years ended December 31, 2003 and 2002.

d.	Statements of Changes in Stockholders’ Equity for the years ended December 31, 2003 and 2002.

e.	Statements of Cash Flows for the years ended December 31, 2003 and 2002.

f.	Notes to the Financial Statements

4.	Unaudited Financial Statements of Datrek Professional Bags, Inc.

a.	Balance Sheet at September 30, 2004.

b.	Statements of Income for the nine months ended September 30, 2004 and September 27, 2003.

c.	Statements of Cash Flows for the nine months ended September 30, 2004 and September 27, 2003.

d.	Notes to the Financial Statements.

2

(b)	Pro Forma Financial Information

1.	Introduction to Pro Forma Condensed Combined Financial Statements.

2.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004.

3.	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine-months ended September 30, 2004.

4.	Unaudited Pro-Forma Condensed Combined Statement of Operations for the year ended December 31, 2003.

5.	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(c)	Exhibits

None.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datrek Miller International, Inc.

Dated: April 5, 2005	By:	/s/ MICHAEL S. HEDGE
Michael S. Hedge
Chief Executive Officer

4

Datrek Miller International, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of

Miller Golf Company, LLC

We have audited the accompanying balance sheets of Miller Golf Company, LLC (the “Company”) as of December 31, 2003 and 2002, and the related statements of operations and changes in members’ deficit, and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Miller Golf Company, LLC as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the years ended December 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/    Marcum & Kliegman LLP

New York, New York

February 21, 2005

MILLER GOLF COMPANY, LLC

BALANCE SHEETS

DECEMBER 31, 2003 AND 2002

	2003	2002
ASSETS
CURRENT ASSETS
Cash	$38,804	$37,485
Accounts receivable, net of allowance for doubtful accounts of $64,095 and $41,178 in 2003 and 2002, respectively	401,588	443,555
Inventories	782,356	708,764
Prepaid expenses	68,943	93,250

Total Current Assets	1,291,691	1,283,054
PROPERTY AND EQUIPMENT, NET	669,492	736,310
OTHER ASSETS	23,173	25,523

TOTAL ASSETS	$1,984,356	$2,044,887

LIABILITIES AND MEMBERS’ DEFICIT
CURRENT LIABILITIES
Line of credit - related party	$3,035,000	$1,445,000
Notes payable-related parties	800,000	1,150,000
Accrued management fee-related party	200,000	100,000
Accounts payable and accrued expenses	485,554	611,171
Accrued interest expense-related parties	559,779	217,814

Total Current Liabilities	5,080,333	3,523,985
OTHER LIABILITIES	14,002	32,481

Total Liabilities	5,094,335	3,556,466
COMMITMENTS AND CONTINGENCIES	—	—
MEMBERS’ DEFICIT	(3,109,979)	(1,511,579)

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$1,984,356	$2,044,887

The accompanying notes are an integral part of these financial statements.

MILLER GOLF COMPANY, LLC

STATEMENTS OF OPERATIONS AND CHANGES IN MEMBER’S DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
SALES, NET	$6,135,165	$6,107,314
COST OF SALES	4,338,279	4,292,831

GROSS PROFIT	1,796,886	1,814,483
OPERATING EXPENSES	2,949,912	2,489,072
MANAGEMENT FEE-RELATED PARTY	100,000	100,000

LOSS FROM OPERATIONS	(1,252,726)	(774,589)

OTHER INCOME (EXPENSES)
Interest expense (includes $341,963 and $184,324 for related parties for the years ended December 31, 2003 and 2002, respectively	(345,608)	(190,471)
Other	(66)	6,000

	(345,674)	(184,471)

NET LOSS	(1,598,400)	(959,060)
MEMBERS’ DEFICIT, BEGINNING OF THE YEAR	(1,511,579)	(477,519)
REPURCHASE OF MEMBER’S INTEREST	—	(75,000)

MEMBERS’ DEFICIT, END OF THE YEAR	$(3,109,979)	$(1,511,579)

The accompanying notes are an integral part of these financial statements.

MILLER GOLF COMPANY, LLC

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,598,400)	$(959,060)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	100,353	92,024
Provision for bad debt expense	22,917	(3,579)
Changes in operating assets and liabilities:
Accounts receivable	19,050	(32,713)
Inventories	(73,592)	104,989
Prepaid expenses	24,305	(2,652)
Other assets	2,350	41,894
Accounts payable and accrued expenses	(125,617)	60,741
Accrued management fee-related party	100,000	100,000
Accrued interest expense-related party	341,965	184,324
Other liabilities	(18,479)	(15,837)

Net cash used in operating activities	(1,205,148)	(429,869)

CASH FLOWS USED IN INVESTING ACTIVITIES
Purchases of property and equipment	(33,533)	(20,949)

Net cash used in investing activities	(33,533)	(20,949)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from line of credit-related party	1,590,000	845,000
Principal payments on note payable-former owner	(350,000)	(350,000)
Purchase of Members’ Interests	—	(75,000)

Net cash provided by financing activities	1,240,000	420,000

NET INCREASE (DECREASE) IN CASH	1,319	(30,818)
CASH, BEGINNING OF THE YEAR	37,485	68,303

CASH, END OF THE YEAR	$38,804	$37,485

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for interest	$3,766	$6,408

The accompanying notes are an integral part of these financial statements.

MILLER GOLF COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS

Miller Golf Company, LLC (the “Company”) was organized as a Florida limited liability company on March 28, 2001 to acquire the assets of another company. The Company is engaged in the manufacturing and distribution of golf accessories, specialties and promotional items principally to golf courses, pro shops, recreational facilities, and event sponsoring organizations in the United States and throughout the world. The Company is owned 95% by Stanford Telecommunications Holdings, Inc. (“Stanford”).

NOTE 2 - SUMMARY OF CERTAIN SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition, Shipping Charges and Accounts Receivable

The Company recognizes revenue when products are shipped to its customers. Net sales include amounts billed to customers for shipping charges and are net of returns and allowances. Shipping costs from these sales transactions were $282,754 and $290,924 for the years ended December 31, 2003 and 2002, respectively. Such costs are included in cost of sales in the statements of operations. The Company provides an allowance for doubtful accounts based upon a percentage of sales, the experience in the industry and on a customer’s history. Amounts deemed uncollectible are charged against the allowance.

Inventories

Inventories are valued at the lower of cost or market on a first-in, first-out basis. Inventory amounts have been adjusted for slow-moving or obsolete items.

Long-Lived Assets

The Company, when changes in circumstances require, reviews the values assigned to long-lived assets to determine if any impairments exist. Management believes that the long-lived assets in the accompanying balance sheets are appropriately valued.

MILLER GOLF COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 2 - SUMMARY OF CERTAIN SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, Equipment and Depreciation

Property and equipment are reported at cost and include improvements that significantly add to utility or extend useful lives. Costs of maintenance and repairs are charged to expense as incurred. When depreciable assets are disposed of, the cost and related accumulated depreciation are removed from the accounts, and any gain or loss is included in operations for the period. Assets are depreciated using the straight line method to allocate cost over their estimated useful lives which are five years for computer equipment and certain machinery, seven years for molds, furniture, and fixtures, and ten years for certain other machinery. Depreciation expense totaled $100,353 and $92,024 for the years ended December 31, 2003 and 2002, respectively.

Advertising Costs

The Company expenses all advertising costs as incurred. Advertising expense charged to operations amounted to $66,516 and $83,131 for the years ended December 31, 2003 and 2002, respectively, and was included in operating expenses.

Income Taxes

As a limited liability company (LLC), the Company files informational partnership tax returns for federal purposes. All tax effects of the Company’s income or loss are reported by the individual members, in their proportionate share, on their personal federal income tax returns. In addition, because the Company is a Florida limited liability company and Florida does not have a state income tax, the Company pays no state taxes.

Concentrations of Credit Risk and Suppliers

In the normal course of business, the Company extends credit to its customers. The Company’s policy is generally not to require collateral or other security from a trade customer to offset potential credit risk. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company’s customer base and their dispersion across different geographic areas.

NOTE 3 - INVENTORIES

Inventories at December 31 are summarized as follows:

	2003	2002
Raw materials	$310,961	$329,000
Finished goods	293,659	261,899
Work in progress	177,736	117,865

Total Inventories	$782,356	$708,764

MILLER GOLF COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment at December 31 is summarized as follows:

	2003	2002
Machinery and equipment	$513,488	$513,488
Molds, tools and dies	186,911	171,298
Computer equipment	116,222	100,147
Furniture and fixtures	103,408	101,561
Transportation equipment	5,175	5,175

	925,204	891,669
Accumulated depreciation	(255,712)	(155,359)

Total Property and Equipment, net	$669,492	$736,310

NOTE 5 - LINE OF CREDIT - RELATED PARTY

Effective March 28, 2001, the Company obtained a revolving line of credit with Stanford Financial Group Inc. (“Stanford Financial”), an affiliate of Stanford. The Company accrued interest at 10% on the outstanding principal balance. The outstanding principal balance at December 31, 2003 and 2002 was $3,035,000 and $1,445,000, respectively. Interest expense related to this debt charged to operations for the years ended December 31, 2003 and 2002 was $261,963 and $104,324, respectively.

NOTE 6 - NOTE PAYABLE - RELATED PARTY

On March 28, 2001 the Company obtained a note from Stanford for $800,000 which was payable in 12 equal payments of $73,333 including interest at 10% per annum. As of December 31, 2003 and 2002, this note was in default of the written payment agreement and the entire $800,000 note has been classified as a current liability. Interest expense related to this debt charged to operations for the years ended December 31, 2003 and 2002 was $80,000.

NOTE 7 - NOTE PAYABLE – FORMER OWNER

On March 28, 2001 the Company obtained a note from a former owner, in the amount of $700,000. The note was payable in two separate installments of $350,000 due on March 28, 2003 and 2002. This was a non-interest bearing note. The note was paid in full in 2003.

MILLER GOLF COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 8 - EMPLOYEE BENEFIT PLANS

Factory employees are covered by a noncontributory multi-employer union pension plan. Pension costs include current service costs, which are accrued and funded on a current basis. Pension expense charged to operations totaled $24,403 and $24,624 for the years ended December 31, 2003 and 2002, respectively.

The Company has two qualified plans under Section 401(k) of the Internal Revenue Code. All employees are eligible to participate and elections may be made to contribute from 1% to 15% of salary, to a statutory maximum. The Company has a matching program of up to a maximum 6% of covered compensation for salaried employees and 4% of covered compensation for union employees. Contributions made during 2003 and 2002, respectively, were $46,271 and $65,077.

NOTE 9 - COMMITMENTS

The Company entered into a real estate lease covering the premises at 11 Commerce Road, Rockland, Massachusetts Terms of the lease are for three year periods and require the Company to pay real estate taxes, repairs, alterations and insurance on the leased premises. Rent expense, not including operating costs, charged to operations for this lease totaled $239,400 and $222,300 for the years ended December 31, 2003 and 2002, respectively. The lease was terminated on January 31, 2005.

Future minimum payments under the renewal terms are:

Year	Amount
2004	$242,250

NOTE 10 - RELATED PARTIES

The Company has a management agreement with Stanford Financial that requires payment of $8,333 per month for the years ended December 31, 2003 and 2002. Such agreement had an initial term of three years commencing March 28, 2001, and automatically renewed for successive one year periods. The amounts owed to Stanford Financial under this agreement were $200,000 and $100,000 at December 31, 2003 and 2002, respectively.

NOTE 11 - MEMBERS’ DEFICIT

Members’ deficit consists of ownership units of class A and B members. Allocation of net profits and losses, and distributions of available cash are made in accordance with the provisions of the LLC agreement. Such agreement provides that with respect to the distribution of available cash or with respect to the distribution of assets in the event of the dissolution of the Company, the Class A unit holders will receive priority over the Class B unit holders. As of December 31, 2003 all of the Class A units are held by Stanford.

MILLER GOLF COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 12 - SUBSEQUENT EVENTS

From October 15 to October 18, 2004, Stanford effected a series of transactions whereby Stanford became the majority shareholder of Greenhold Group, Inc., a public company. Greenhold Group, Inc. subsequently changed its name to Datrek Miller International, Inc. (DMI).

On October 15, 2004, the assets and liabilities of the Company were acquired by Miller Acquisition, Inc. (“Miller”), a wholly owned subsidiary of Golf Acquisition, Inc. (“Golf”). Golf is a wholly owned subsidiary of Stanford. Miller and Golf were formed solely for the purpose of the above transaction.

In addition, on October 15, 2004, Stanford, through its wholly owned subsidiary, Golf and through its wholly owned subsidiary, Datrek Acquisition, Inc., acquired substantially all the assets and liabilities of Datrek Professional Bags, Inc. (Datrek). Stanford also entered into a securities purchase agreement with DMI to make an aggregate $4,500,000 investment in DMI in several tranches, $1,580,000 of which was received on October 15, 2004 with the balance paid in November, 2004 through January, 2005.

On October 18, 2004, Golf merged with DMI. As a result of the above transactions, Stanford owned approximately 69% of the outstanding shares of DMI, which owns substantially all of the assets of the Company as well as Datrek.

In conjunction with the above transactions, the accrued management fee to Stanford Financial Group discussed in Note 10, the line of credit with Stanford Financial Group discussed in Note 5, the note payable with Stanford Telecommunications Holdings, Inc. discussed in Note 6, and accrued interest on the line of credit and note payable were forgiven.

On February 18, 2005, DMI received notice from the IUE-CWA Pension Fund of a withdrawal liability in the amount of $461,859 related to the termination of union-represented employees of the former Miller Golf Company, LLC in November 2004. The validity and amount of this claim has not yet been verified and will be reviewed as pertinent information becomes available.

MILLER GOLF COMPANY , LLC

BALANCE SHEET

SEPTEMBER 30, 2004

(UNAUDITED)

ASSETS
CURRENT ASSETS
Cash	$571,634
Accounts receivable, net of allowance for doubtful accounts of $49,674	758,577
Inventories	650,998
Prepaid expenses	77,868

Total Current Assets	2,059,077
PROPERTY AND EQUIPMENT, NET	664,356
OTHER ASSETS	20,920

TOTAL ASSETS	$2,744,353

LIABILITIES AND MEMBERS’ DEFICIT
CURRENT LIABILITIES
Line of credit - related party	$5,115,000
Note payable-related party	800,000
Management fee payable-related party	275,000
Accounts payable and accrued expenses	511,840
Accrued interest expense-related party	937,691
Current portion of leases payable	12,309

Total Current Liabilities	7,651,840
OTHER LIABILITIES	12,085

Total Liabilities	7,663,925
COMMITMENTS AND CONTINGENCIES
MEMBERS’ DEFICIT	(4,919,572)

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$2,744,353

The accompaying notes are an inregral part of these financial statements.

MILLER GOLF COMPANY, LLC

STATEMENTS OF OPERATIONS AND CHANGES IN MEMBER’S DEFICT

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

(UNAUDITED)

	2004	2003
SALES, NET	$4,872,382	$5,005,195

COST OF SALES	3,652,129	3,640,648

GROSS PROFIT	1,220,253	1,364,547

OPERATING EXPENSES	2,518,141	2,028,414
MANAGEMENT FEE-RELATED PARTY	75,000	75,000

LOSS FROM OPERATIONS	(1,372,888)	(738,867)

OTHER EXPENSES
Interest expense (includes $377,803 and $243,140 for related parties for the nine months ended September 30, 2004 and 2003, respectively	(379,811)	(246,235)
Other	(56,894)	(33,661)

	(436,705)	(279,896)

NET LOSS	(1,809,593)	(1,018,763)

MEMBERS’ DEFICIT, BEGINNING OF THE PERIOD	(3,109,979)	(1,511,579)

MEMBERS’ DEFICIT, END OF THE PERIOD	$(4,919,572)	$(2,530,342)

The accompaying notes are an inregral part of these financial statements.

MILLER GOLF COMPANY, LLC

STATEMENTS OF CASH FLOWS

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

(UNAUDITED)

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,809,593)	$(1,018,763)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	87,131	139,905
Provision for bad debt expense	(14,421)	8,496
Changes in operating assets and liabilities:
Accounts receivable	(342,568)	(301,285)
Inventories	131,358	(123,720)
Prepaid expenses	(8,925)	(8,635)
Other assets	2,253	(7,592)
Accrued management fee-related party	75,000	75,000
Accounts payable and accrued expenses	26,286	90,072
Accrued interest expense-related party	377,912	243,245

Net cash used in operating activities	(1,475,567)	(903,277)

CASH USED IN INVESTING ACTIVITIES
Purchases of property and equipment	(57,601)	(25,620)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from line of credit-related party	2,080,000	1,255,000
Principal payments on note payable-former owner	—	(350,000)
Principal payments on lease payable	(14,002)	(13,588)

Net cash provided by financing activities	2,065,998	891,412

NET INCREASE (DECREASE) IN CASH	532,830	(37,485)
CASH, BEGINNING OF THE PERIOD	38,804	37,485

CASH, END OF THE PERIOD	$571,634	$—

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the period for interest	$2,008	$3,095

The accompanying notes are an integral part of these financial statements.

MILLER GOLF COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

(UNAUDITED)

NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS

Miller Golf Company, LLC (the “Company”) was organized as a Florida limited liability company on March 28, 2001. The Company is engaged in the manufacturing and distribution of golf accessories, specialties and promotional items principally to golf courses, pro shops, recreational facilities, and event sponsoring organizations in the United States and throughout the world. The Company is owned 95% by Stanford Telecommunications Holdings, Inc. (“Stanford”).

NOTE 2 - SUMMARY OF CERTAIN SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine months ended September 30, 2004 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2004. For further information, refer to the Company’s annual December 31, 2003 and 2002 financial statements and footnotes included elsewhere in this Form 8-K/A.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

The Company expenses all advertising costs as incurred. Advertising expense charged to operations was $77,313 and $44,356 for the nine months ended September 30, 2004 and 2003, respectively.

Recent Accounting Pronouncements

In January 2003, Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 46, “Consolidation of Variable Interest Entities” (“FIN 46”). This interpretation of Accounting Research Bulletin No. 51, “Consolidated Financial Statements,” provides guidance for identifying a controlling interest in a variable interest entity (“VIE”) established by means other than voting interest. FIN 46 also required consolidation of a VIE by an enterprise that holds such controlling interest. In December 2003, the FASB completed its deliberations regarding the proposed

MILLER GOLF COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

(UNAUDITED)

NOTE 2 - SUMMARY OF CERTAIN SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements – Continued

modifications to FIN No., 46 and issued Interpretation Number 46R, “Consolidation of Variable Interest Entities – an Interpretation of ARB 51” (“FIN No. 46 R”). The decisions reached included a deferral of the effective date and provisions for additional scope exceptions for certain types of variable interests. Application of FIN No. 46R is required in financial statements of public small business issuers’ in all interim and annual financial statements for periods ending after December 15, 2004. The adoption of this pronouncement is not expected to have material effect on the Company’s financial statements.

In December 2004, the FASB issued Statement of Financial Accounting Standard (“SFAS”) No. 123R “Share Based Payment”. This statement is a revision of SFAS Statement No. 123, “Accounting for Stock-Based Compensation” and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees”, and its related implementation guidance. SFAS 123R addresses all forms of share based payment (“SBP”) awards including shares issued under employee stock purchase plans, stock options, restricted stock and stock appreciation rights. Under SFAS 123R, SBP awards result in a cost that will be measured at fair value on the awards’ grant date, based on the estimated number of awards that are expected to vest. This statement is effective for public entities that file as small business issuers—as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. The Company is currently in the process of evaluating the effect that the adoption of this pronouncement may have on its financial statements.

In December 2004, the FASB issued SFAS No. 153 “Exchanges of Nonmonetary Assets”. This Statement amends APB Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of this Statement are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in fiscal periods beginning after December 16, 2004. The provisions of this Statement should be applied prospectively. The adoption of this pronouncement is not expected to have material effect on the Company’s financial statements.

EITF Issue 04-8, “The Effect of Contingently Convertible Instruments on Diluted Earnings per Share.” The EITF reached a consensus that contingently convertible instruments, such as contingently convertible debt, contingently convertible preferred stock, and other such securities should be included in diluted earnings per share (if

MILLER GOLF COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

(UNAUDITED)

NOTE 2 - SUMMARY OF CERTAIN SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements – Continued

dilutive) regardless of whether the market price trigger has been met. The consensus is effective for reporting periods ending after December 15, 2004. The adoption of this pronouncement is not expected to have material effect on the Company’s financial statements.

NOTE 3 - INVENTORIES

Inventories at September 30, 2004 are summarized as follows:

Finished goods	$201,146
Raw materials	303,894
Work in progress	145,958

Total Inventories	$650,998

NOTE 4 - SUBSEQUENT EVENTS

From October 15 to October 18, 2004, Stanford effected a series of transactions whereby Stanford became the majority shareholder of Greenhold Group, Inc., a public company. Greenhold Group, Inc. subsequently changed its name to Datrek Miller International, Inc. (DMI).

On October 15, 2004, the assets and liabilities of the Company were acquired by Miller Acquisition, Inc. (“Miller”), a wholly owned subsidiary of Golf Acquisition, Inc. (“Golf”). Golf is a wholly owned subsidiary of Stanford. Miller and Golf were formed solely for the purpose of the above transaction.

In addition, on October 15, 2004, Stanford, through its wholly owned subsidiary, Golf and through its wholly owned subsidiary, Datrek Acquisition, Inc., acquired substantially all the assets and liabilities of Datrek Professional Bags, Inc. (Datrek). Stanford also entered into a securities purchase agreement with DMI to make an aggregate $4,500,000 investment in DMI in several tranches, $1,580,000 of which was received on October 15, 2004 with the balance paid in November, 2004 through January, 2005.

On October 18, 2004, Golf merged with DMI. As a result of the above transactions, Stanford owned approximately 69% of the outstanding shares of DMI, which owns substantially all of the assets of the Company as well as Datrek.

In conjunction with the above transactions, the accrued management fee to Stanford Financial Group, the line of credit with Stanford Financial Group, the note payable with Stanford Telecommunications Holdings, Inc., and accrued interest on the line of credit and note payable were forgiven.

MILLER GOLF COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

(UNAUDITED)

NOTE 4 - SUBSEQUENT EVENTS (CONTINUED)

On February 18, 2005, DMI received notice from the IUE-CWA Pension Fund of a withdrawal liability in the amount of $461,859 related to the termination of union-represented employees of the former Miller Golf Company, LLC in November 2004. The validity and amount of this claim has not yet been verified and will be reviewed as pertinent information becomes available.

BLANKENSHIP CPA GROUP, PLLC

CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Datrek Professional Bags, Inc.

We have audited the accompanying balance sheets of Datrek Professional Bags, Inc. (a Tennessee corporation, “the Company”) as of December 31, 2003 and 2002, and the related statements of income, changes in stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Datrek Professional Bags, Inc. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Blankenship CPA Group, PLLC

January 29, 2004

(except for Note 8, as to

which the date is June 14, 2004)

109 Westpark Drive • Suite 430 • Brentwood, TN 37027-5032 • 615-373-3771 • FAX 615-377-4915

DATREK PROFESSIONAL BAGS, INC.

BALANCE SHEETS

DECEMBER 31, 2003 AND 2002

	2003	2002
ASSETS
CURRENT ASSETS
Cash	$34,042	$104,016
Accounts receivable
Trade, net of allowance for doubtful accounts of $351,494 and $261,278 in 2003 and 2002, respectively	3,904,828	2,880,790
Inventories	3,833,111	3,170,349
Prepaid expenses	266,157	209,802
Other receivables	17,853	51,021
Deferred state income taxes	31,709	27,188

Total Current Assets	8,087,700	6,443,166
PROPERTY AND EQUIPMENT, NET	2,200,841	2,434,333
LOAN COSTS, NET	153,853	160,860
DEFERRED STATE INCOME TAXES	65,088	92,538
OTHER ASSETS	8,993	8,328

TOTAL ASSETS	$10,516,475	$9,139,225

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Line of credit	$2,477,089	$1,904,870
Current portion of mortgage note payable	84,636	72,871
Related party demand notes payable	930,499	1,084,865
Accounts payable	1,355,303	1,078,839
Accrued payroll and related taxes	249,551	188,022
Other accrued liabilities	91,974	84,490

Total Current Liabilities	5,189,052	4,413,957
MORTGAGE NOTE PAYABLE, NET OF CURRENT PORTION	3,544,530	3,638,323

Total Liabilities	8,733,582	8,052,280

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY
Common stock, no par value, 1,000 shares authorized, issued and outstanding	1,000	1,000
Additional paid-in capital	2,023,386	2,023,386
Accumulated deficit	(241,493)	(937,441)

Total Stockholders’ Equity	1,782,893	1,086,945

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$10,516,475	$9,139,225

The accompanying notes are an integral part of these financial statements.

DATREK PROFESSIONAL BAGS, INC.

STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
SALES, NET	$17,416,656	$17,030,122

COST OF SALES
Materials	8,201,543	7,946,261
Distribution	1,472,233	1,424,204
Manufacturing overhead	979,063	1,295,398
Labor	684,188	638,021

	11,337,027	11,303,884

GROSS PROFIT	6,079,629	5,726,238

OPERATING EXPENSES
Sales and marketing	3,381,019	2,881,060
General and administrative	1,728,751	1,664,162

	5,109,770	4,545,222

INCOME FROM OPERATIONS	969,859	1,181,016

OTHER INCOME (EXPENSES)
Interest expense (includes $46,268 and $51,756 paid to related parties for the years ended December 31, 2003 and 2002, respectively)	(450,072)	(651,321)
Lease income	158,400	36,000
Gain on disposal of equipment	6,400	21,438
Other	34,290	2,525
Shoe distribution commissions income	—	159,403

	(250,982)	(431,955)

INCOME BEFORE STATE INCOME TAXES	718,877	749,061
(PROVISION FOR) BENEFIT FROM STATE INCOME TAXES	(22,929)	119,726

NET INCOME	$695,948	$868,787

The accompanying notes are an integral part of these financial statements.

DATREK PROFESSIONAL BAGS, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

YEARS ENDED DECEMBER 31, 2003 AND 2002

	Common Stock	Additional Paid-In Capital	Accumulated Deficit	Total Stockholders’ Equity
BALANCE, December 31, 2001	$1,000	$2,023,386	$(1,806,228)	$218,158
Net income	—	—	868,787	868,787

BALANCE, December 31, 2002	$1,000	$2,023,386	$(937,441)	$1,086,945
Net income	—	—	695,948	695,948

BALANCE, December 31, 2003	$1,000	$2,023,386	$(241,493)	$1,782,893

DATREK PROFESSIONAL BAGS, INC.

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$695,948	$868,787
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	349,718	447,798
Gain on disposal of equipment	(6,400)	(21,438)
Allowance for bad debts	90,216	7,278
Reserve for inventory obsolescence	(66,000)	64,000
Deferred state income taxes	22,929	(119,726)
Changes in operating assets and liabilities:
Accounts receivable	(1,114,254)	124,202
Other receivables	33,168	(45,486)
Inventories	(596,762)	562,818
Prepaid expenses	(56,355)	(17,939)
Other assets	(665)	(6,379)
Accounts payable	276,464	287,756
Accrued payroll and related taxes	61,529	(344)
Other accrued liabilities	7,484	5,155

Net cash (used in) provided by operating activities	(302,980)	2,156,482

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from disposal of property and equipment	8,431	246,982
Purchases of property and equipment	(111,250)	(127,789)

Net cash (used in) provided by investing activities	(102,819)	119,193

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from (repayments of) line of credit	572,219	(1,551,989)
Repayments of subordinated demand note payable	—	(857,016)
Proceeds from related party demand notes payable	396,634	391,001
Repayments of related party demand notes payable	(551,000)	(200,000)
Principal payments on mortgage note payable	(82,028)	(99,147)

Net cash provided by (used in) financing activities	335,825	(2,317,151)

NET DECREASE IN CASH	(69,974)	(41,476)

CASH, BEGINNING OF THE YEAR	104,016	145,492

CASH, END OF THE YEAR	$34,042	$104,016

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the year for interest	$447,976	$644,611

The accompanying notes are an integral part of these financial statements.

DATREK PROFESSIONAL BAGS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS

Datrek Professional Bags, Inc. (the “Company”) was incorporated in the state of Tennessee on March 22, 1983. The Company designs, assembles and distributes golf bags and accessories for sale to golf specialty shops, sporting goods stores, corporate premium customers, country clubs, and mass merchandisers primarily throughout the United States and Canada.

NOTE 2 - SUMMARY OF CERTAIN SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications

Certain prior amounts have been reclassified to conform with current year presentation.

Revenue Recognition, Shipping Charges and Accounts Receivable

The Company recognizes revenue when products are shipped to its customers. Included in net sales are amounts billed to customers for shipping charges. Shipping costs from these sales transactions were $959,423 and $962,208 for 2003 and 2002, respectively. The costs are included in the distribution line of cost of sales in the statements of income.

Receivable payment terms are generally 2% discount if paid within 30 days or net 45 days. The Company provides an allowance for doubtful accounts based upon a review of outstanding accounts receivable balances. Amounts deemed uncollectible are charged against the allowance. The allowance account totaled $351,494 and $261,278 as of December 31, 2003 and 2002, respectively.

Inventories

Inventories are valued at the lower of cost or market, with cost approximating the first-in, first-out method. The Company provides a reserve to state its inventories at net realizable value. Inventories were reported net of reserves in the amounts of $335,000 and $401,000 as of December 31, 2003 and 2002, respectively.

DATREK PROFESSIONAL BAGS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 2 - SUMMARY OF CERTAIN SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets

The Company periodically or when changes in circumstances require reviews the values assigned to long-lived assets to determine if any impairments exist. Management believes that the long-lived assets in the accompanying balance sheets are appropriately valued.

Property, Equipment and Depreciation

Property and equipment are reported at cost and include improvements that significantly add to utility or extend useful lives. Costs of maintenance and repairs are charged to expense as incurred. When depreciable assets are disposed of, the cost and related accumulated depreciation are removed from the accounts, and any gain or loss is included in operations for the period. Assets are depreciated using the straight line method to allocate cost over their estimated useful lives which range from seven and a half to thirty years for buildings and building improvements and three to ten years for transportation equipment, furniture and fixtures, machinery and equipment and molds. Depreciation expense totaled $342,711 and $402,951 for 2003 and 2002, respectively.

Loan Costs

Certain costs of obtaining loans have been capitalized and are being amortized using the straight-line method over the life of each loan. Amortization expense was $7,007 and $44,847 for 2003 and 2002, respectively. Gross capitalized loan costs were $175,164 at December 31, 2003 and 2002. Accumulated amortization was $21,311 and $14,304 at December 31, 2003 and 2002, respectively.

Advertising Costs

The Company expenses all advertising costs as incurred. Total advertising expense amounted to $86,288 and $93,678 in 2003 and 2002, respectively. The costs are included in the sales and marketing expense line in the statements of income.

Income Taxes

Effective December 1, 1992, the stockholders of the Company elected “S Corporation” status for federal income tax purposes. Accordingly, the Company’s income is included in its stockholders’ individual taxable income and is not subject to corporate income tax. Therefore, no provision or liability for federal income tax has been included in these financial statements. The Company accounts for state income taxes according to the liability method. Under this method, deferred tax assets and liabilities are determined based on the differences between financial reporting and income tax bases of assets and liabilities and are measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse.

DATREK PROFESSIONAL BAGS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 2 - SUMMARY OF CERTAIN SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentrations of Credit Risk

In the normal course of business, the Company extends credit to its customers. The Company’s policy is generally not to require collateral or other security from a trade customer to offset potential credit risk. One customer represented 11% of the ending accounts receivable balance as of December 31, 2003. No other customer represented a significant portion in 2003 and no customer represented a significant portion of the balance as of 2002. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company’s customer base and their dispersion across different geographic areas. No customer represented more than 10% of total revenues in 2003 or 2002.

Cash balances at financial institutions are insured by the Federal Deposit Insurance Corporation up to $100,000 per insured entity. Balances of cash at financial institutions exceeded the limit of $100,000 by $399,150 and $158,271 at December 31, 2003 and 2002, respectively.

Concentration of Suppliers

The Company purchases a large percentage of its products from Far East vendors. Total purchases from these foreign vendors represented 66% and 70% of the Company’s total inventory purchases during 2003 and 2002, respectively. Of these Far East vendors, two represented a significant portion of 2003 total purchases in the amounts of 53% from Vendor A and 11% from Vendor B. For 2002, Vendor A represented 44% of total purchases and Vendor B represented 10%. There were no significant purchases from Vendor C during 2003, but during 2002, purchases from this vendor represented 15% of total purchases. No other vendor represented 10% or more of the total foreign vendor purchases for 2003 or 2002.

NOTE 3 - INVENTORIES

Inventories are summarized as follows:

	2003	2002
Finished goods	$2,498,529	$2,075,063
Raw materials	1,610,207	1,398,563
Work in progress	59,375	97,723

	4,168,111	3,571,349
Reserve for slow-moving and obsolete inventories	(335,000)	(401,000)

Total Inventories, net of reserves	$3,833,111	$3,170,349

Of the total reserve for slow-moving and obsolete inventories, $289,000 and $302,000 were for raw materials as of December 31, 2003 and 2002, respectively. The portion of the reserve for finished goods was $46,000 and $91,000 as of December 31, 2003 and 2002, respectively. The remaining $8,000 as of December 31, 2002 was for import sets.

DATREK PROFESSIONAL BAGS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 4 - PROPERTY AND EQUIPMENT

	2003	2002
Buildings and improvements	$2,480,823	$2,480,823
Machinery and equipment	1,480,051	1,489,407
Furniture and fixtures	820,214	1,038,600
Molds	909,432	892,132
Transportation equipment	149,913	154,913
Land and improvements	139,642	139,642

	5,980,075	6,195,517
Accumulated depreciation	(3,779,234)	(3,761,184)

Total Property and Equipment, net	$2,200,841	$2,434,333

NOTE 5 - RELATED PARTY DEMAND NOTES PAYABLE

Related party demand notes payable consist of a series of obligations to the Company’s stockholders or their immediate relatives and carry interest at rates ranging from prime (4.0% at December 31, 2003) + 2.5% to prime + 3.25%. Balances outstanding amounted to $930,499 and $1,084,865 at December 31, 2003 and 2002, respectively. Of the December 31, 2003 balance, $515,500 was added in late December 2003 and is scheduled to be repaid in 2004, in accordance with the terms of the promissory note. Of the remaining $414,999, $115,800 is subordinated to all other third party obligations. Interest expense on the notes amounted to $46,268 and $51,756 in 2003 and 2002, respectively. Of this interest, $15,132 and $20,532 were paid or will be paid in cash for interest expense incurred during 2003 and 2002, respectively. The remaining $31,136 and $31,224 for 2003 and 2002, respectively, were converted to additional notes payable bearing interest at prime + 3%.

NOTE 6 - LINE OF CREDIT

Effective January 16, 2001, the Company obtained a demand line of credit facility with Capital Business Credit (CBC), having a maximum credit limit of $5,000,000 with an interest rate of prime (4.0% at December 31, 2003) + 2.50% and a closing fee of $75,000. The facility also carries a monthly maintenance fee of $3,000 and an annual renewal fee of $50,000. The facility is subject to a borrowing base of 85% of eligible accounts receivable, 25% of eligible raw materials and import sets, and 65% of eligible finished goods inventory. The facility is secured by a primary interest in accounts receivable, inventories, other assets and the unlimited personal guarantees of the Company’s stockholders. At December 31, 2003, $1,639,873 was available for borrowing under the line of credit. The facility is automatically renewed annually in January unless notice is given 60 days prior to the renewal date. Based on the lack of notice, the facility is effective through January 2005.

DATREK PROFESSIONAL BAGS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 7 - MORTGAGE NOTE PAYABLE

The key terms of the mortgage note payable are as follows:

	2003	2002
Real estate mortgage note payable to Bank Tennessee, payable in varying monthly installments, $23,743 for December 2003; final payment December 2025; interest at prime + 1.5%; 5.5% as of December 31, 2003.	$3,629,166	$3,711,194
Less current portion	(84,636)	(72,871)

	$3,544,530	$3,638,323

The note is collateralized by land, buildings and improvements, certain equipment, and the unlimited personal guarantees of the Company’s stockholders.

Annual principal maturities of the mortgage payable at December 31, 2003 are as follows:

Year ending December 31,
2004	$84,636
2005	92,278
2006	97,484
2007	102,982
2008	108,284
Thereafter	3,143,502

Total	$3,629,166

NOTE 8 - SUBSEQUENT EVENT

The mortgage note payable agreements contain certain restrictive covenants which, among other items, require limits on the amount of capital expenditures and the maintenance of certain financial amounts and ratios including tangible net worth. The Company was in default of certain covenants of its mortgage debt agreement as of and for the year ended December 31, 2003. In a letter dated June 14, 2004, the bank indicated that it would waive its right to call the debt as a result of these events of default through January 1, 2005. Accordingly, the debt has not been reclassified as a current obligation in the accompanying balance sheets.

DATREK PROFESSIONAL BAGS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 9 - SUBORDINATED DEMAND NOTE PAYABLE

On November 2, 2000, the Company entered into a three-year demand note payable with Beacon Business Finance LLC (“Beacon”). Interest accrued at an annual rate of 20%. Payments were due monthly in increasing amounts based on a stated formula, approximating 1% of the then outstanding total principal and interest balance. The Company, with the approval of CBC, paid in full the outstanding balance during 2002.

NOTE 10 - OTHER ACCRUED LIABILITIES

Other accrued liabilities consist of the following at December 31:

	2003	2002
Accrued warranty claims	$50,100	$50,100
Accrued interest	30,064	27,968
Accrued franchise taxes	9,501	3,306
Other	2,309	3,116

	$91,974	$84,490

NOTE 11 - EMPLOYEE BENEFIT PLAN

The Company sponsors a combined 401(k) savings and profit-sharing plan which covers substantially all full-time employees. The Company contributes a partial match of employees’ voluntary contributions. In addition, the plan allows for the Company to make discretionary profit-sharing contributions. Employer matching and profit-sharing contributions totaling $73,519 and $53,465 were charged against operations in 2003 and 2002, respectively.

NOTE 12 - INCOME TAXES

The components of the net deferred tax assets are as follows:

	2003	2002
Current:
Inventories	$15,775	$15,090
Accounts receivable	11,116	7,990
Accrued liabilities	4,818	4,108

Deferred tax asset	$31,709	$27,188

Non-current:
NOL carryforwards	$55,349	$105,735
Property and equipment	3,303	(19,460)
Industrial machinery tax credit carryforwards	6,436	6,263

Non-current deferred tax asset	$65,088	$92,538

DATREK PROFESSIONAL BAGS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 12 - INCOME TAXES (CONTINUED)

The tax loss (NOL) carryforwards as of December 31, 2003 of approximately $860,000 begin to expire in 2014. The industrial machinery credit carryforwards in the amount of $6,436 will begin to expire in 2013.

The 2003 expected state income tax provision at the blended state statutory rate differs from the provision for income taxes as follows:

Income taxes at blended state statutory rate	$45,639	6.35%
State apportionment for S-Corporation states	(24,831)	(3.46)
Non-deductible expenses	2,294	0.32
Industrial machinery tax credit	(173)	(0.02)

Total provision for state income taxes	$22,929	3.19%

The 2002 expected state income tax benefit at the blended state statutory rate differs from the benefit for income taxes as follows:

Income taxes at blended state statutory rate	$47,920	6.40%
State apportionment for S-Corporation states	(26,085)	(3.48)
Non-deductible expenses	2,050	0.17
Industrial machinery tax credit	(127)	(0.02)
Release of deferred tax asset valuation allowance	(143,484)	(19.16)

Total benefit from state income taxes	$(119,726)	(15,98)%

NOTE 13 - SUPPLEMENTAL CASH FLOW INFORMATION

Non-cash investing and financing transactions included the following:

In December 1997, the Company entered into an agreement with The Industrial Development Board of the City of Springfield, Tennessee for the sale and leaseback of certain land, buildings and improvements owned by the Company with an original cost of $3,275,601 and associated accumulated depreciation of $716,086. The agreement calls for the issuance and sale of revenue bonds to the Company in the principal amount of $2,559,515 with no gain or loss being recognized by the Company on the sale. The Company has a $100 purchase option at the expiration of the lease term, consequently the lease is classified as a capital lease in accordance with Statement of Financial Accounting Standards No. 13 “Accounting for Leases.” Payments required under the lease approximate $127,976 annually over the 20-year lease term and have been assigned back to the Company in a separate agreement for the payment of principal and interest on the bonds. Because lease payments are applied directly against the bond obligations and no actual payments are required to be made to any third party, at December 31, 2003 the net $1,791,660 investment in bonds has been offset against the remaining capital lease obligation, which are netted for financial reporting purposes. Likewise, at December 31, 2002, the net $1,919,636 investment in bonds was offset by the capital lease obligation of the same amount.

During 2003 and 2002, the Company converted accrued interest expense on the related party demand notes payable and the subordinated demand note payable to additional principal borrowings in the amounts of $31,136 and $31,224, respectively.

DATREK PROFESSIONAL BAGS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 14 - COMMITMENTS

The Company leases certain machinery, equipment, and warehouse space under operating leases. Rental expense charged to operations totaled $89,468 in 2003 and $175,754 in 2002. Certain machinery and equipment leases contain fair value purchase options at the end of the respective lease term.

Minimum future rental payments under all non-cancelable operating leases having remaining terms in excess of one year are summarized as follows:

Year ending December 31,
2004	$70,453
2005	48,962
2006	43,272
2007	25,430
2008	13,516

Total	$201,633

NOTE 15 - OTHER INCOME

Lease Income

Effective December 2002, the Company began leasing a portion of its warehouse space to another entity under a one-year agreement. Subsequent to December 31, 2003, the Company entered into a new one-year agreement with the entity to sublease new space that the Company now leases in conjunction with its golf bag assembly and distribution agreement, as discussed above. Sublease receipts in the amount of $18,750 are due monthly for one year ending December 2004. The lease is renewable at the sub-lessee’s option for four additional one-year periods through December 2008. Lease income was $158,400 for 2003 and $36,000 for 2002 and is shown separately in the statements of income.

Golf Bag Assembly and Distribution Commissions, Net

In late 2003, the Company entered into an agreement with another manufacturer of golf bags to have the Company perform these assembly and distribution services for the other entity in exchange for assembly and distribution fee income. In conjunction with this agreement, the Company entered an assignment of a lease, whereby the Company assumes the entity’s existing leased space and will pay $908 per month through December 31, 2008. These amounts are included in the commitments total in Note 14. While the agreement is fully effective January 2004, the Company began performing these services on a limited basis in December 2003. The Company incurred $24,368 of start-up costs and earned $12,379 of revenue through December 31, 2003 in conjunction with this agreement. These amounts are netted together and presented as golf bag assembly and distribution commissions, net in the amount of $11,989 and are included in net sales on the statements of income.

DATREK PROFESSIONAL BAGS, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2003 AND 2002

NOTE 15 - OTHER INCOME (CONTINUED)

Shoe Distribution Commissions Income

During 2001, the Company entered into an agreement with a manufacturer of golf footwear to promote and distribute the manufacturer’s products in certain territories of the United States. The commission income for these services is recognized in the period the related products are distributed. Distribution commissions income in the amount of $159,403 for the year ended December 31, 2002, is separately presented in the statements of income. The agreement terminated during 2003, and there were no revenues or expenses in conjunction with this agreement in 2003.

NOTE 16 - CONTINGENCIES

The Company is involved in various disputes arising in the normal course of business. Management believes that any financial responsibility that may be incurred in settlement of such disputes would not be material to the Company’s financial position.

DATREK PROFESSIONAL BAGS, INC.

BALANCE SHEET

SEPTEMBER 30, 2004

(UNAUDITED)

ASSETS
CURRENT ASSETS
Cash	$568,058
Accounts receivable Trade, net of allowance for doubtful accounts of $363,729	3,386,289
Inventories	4,705,519
Prepaid expenses	285,929
Other receivables	185,094
Deferred state income taxes	33,379

Total Current Assets	9,164,268
PROPERTY AND EQUIPMENT, NET	2,140,586
LOAN COSTS, NET	148,598
DEFERRED STATE INCOME TAXES	71,813
OTHER ASSETS	2,055

TOTAL ASSETS	$11,527,320

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Line of credit	$3,590,117
Current portion of mortgage note payable	91,024
Accounts payable	1,912,753
Accrued payroll and related taxes	173,583
Other accrued liabilities	178,289

Total Current Liabilities	5,945,766
MORTGAGE NOTE PAYABLE, NET OF CURRENT PORTION	3,476,661

Total Liabilities	9,422,427

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Common stock, no par value, 1,000 shares authorized, issued and outstanding	1,000
Additional paid-in capital	2,023,386
Retained earnings	80,507

Total Stockholders’ Equity	2,104,893

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$11,527,320

The accompanying notes are an integral part of these financial statements.

DATREK PROFESSIONAL BAGS, INC.

STATEMENTS OF INCOME

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND SEPTEMBER 27, 2003

(UNAUDITED)

	2004	2003
SALES, NET	$15,673,345	$12,995,860

COST OF SALES
Materials	7,577,052	6,054,715
Distribution	1,395,710	1,089,039
Manufacturing overhead	868,402	742,482
Labor	616,809	528,741

	10,457,973	8,414,977

GROSS PROFIT	5,215,372	4,580,883

OPERATING EXPENSES
Sales and marketing	2,899,582	2,354,077
General and administrative	1,758,655	1,275,159

	4,658,237	3,629,236

INCOME FROM OPERATIONS	557,135	951,647

OTHER INCOME (EXPENSES)
Interest	(324,287)	(337,873)
Lease income	112,500	129,600
Gain on disposal of equipment	—	2,077
Other	(11,814)	51,707

	(223,601)	(154,489)

INCOME BEFORE STATE INCOME TAXES	333,534	797,158
PROVISION FOR STATE INCOME TAXES	(11,534)	(25,883)

NET INCOME	$322,000	$771,275

The accompanying notes are an integral part of these financial statements.

DATREK PROFESSIONAL BAGS, INC.

STATEMENTS OF CASH FLOWS

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND SEPTEMBER 27, 2003

(UNAUDITED)

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$322,000	$771,275
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	282,113	259,563
Allowance for bad debts	12,235	55,378
Reserve for inventory obsolescence	29,000	(66,000)
Gain on disposal of plant and equipment	—	(2,077)
Deferred state income taxes	(8,395)	3,289
Changes in operating assets and liabilities:
Trade accounts receivable	518,539	(39,427)
Other receivables	(179,476)	(15,689)
Inventories	(901,408)	(154,869)
Prepaid expenses	(19,772)	(42,587)
Other assets	6,938	4,449
Accounts payable	557,450	(426,484)
Accrued payroll and related taxes	(75,968)	26,682
Accrued liabilities	86,315	69,714

Net cash provided by operating activities	629,571	443,217

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from disposals of property and equipment	—	4,110
Purchases of property and equipment	(216,603)	(100,856)

Net cash used in investing activities	(216,603)	(96,746)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from line of credit	1,113,028	177,453
Repayments of related party demand notes payable	(930,499)	(551,000)
Principal payments on mortgage note payable	(61,481)	(58,595)

Net cash provided by (used in) financing activities	121,048	(432,142)

NET INCREASE (DECREASE) IN CASH	534,016	(85,671)
CASH, BEGINNING OF THE PERIOD	34,042	104,016

CASH, END OF THE PERIOD	$568,058	$18,345

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the period for interest	$324,867	$323,169

The accompanying notes are an integral part of these financial statements.

DATREK PROFESSIONAL BAGS, INC.

NOTES TO FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND SEPTEMBER 27, 2003

(UNAUDITED)

NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS

Datrek Professional Bags, Inc. (the “Company”) was incorporated in the state of Tennessee on March 22, 1983. The Company designs, assembles and distributes golf bags and accessories for sale to golf specialty shops, sporting goods stores, corporate premium customers, country clubs, and mass merchandisers primarily throughout the United States and Canada.

NOTE 2 - SUMMARY OF CERTAIN SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. During 2003 the Company scheduled monthly financial cut-offs on Saturdays to allow closing activities to occur during non-operating weekend time. Transactions occurring between September 27 and September 30, 2003 were considered to be immaterial. Operating results for the nine months ended September 30, 2004 are not necessarily indicative of the results that may be expected for the fiscal year ended December 31, 2004. For further information, refer to the Company’s annual December 31, 2003 and 2002 financial statements and footnotes included elsewhere in this Form 8-K/A.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition, Shipping Charges and Accounts Receivable

The Company recognizes revenue when products are shipped to its customers. Included in net sales are amounts billed to customers for shipping charges. Shipping costs from these sales transactions were $861,357 and $714,708 for the nine months ended September 30, 2004 and September 27, 2003, respectively. Such costs are included in distribution costs in the statements of income.

Receivable payment terms are generally 2% discount if paid within 30 days or net 45 days. The Company provides an allowance for doubtful accounts based upon a review of outstanding accounts receivable balances. Amounts deemed uncollectible are charged against the allowance. The allowance account totaled $363,729 as of September 30, 2004.

DATREK PROFESSIONAL BAGS, INC.

NOTES TO FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND SEPTEMBER 27, 2003

(UNAUDITED)

NOTE 2 - SUMMARY OF CERTAIN SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Inventories

Inventories are valued at the lower of cost or market, with cost on a first-in, first-out basis. The Company provides a reserve to state its inventories at net realizable value. Inventories were reported net of reserves in the amounts of $364,000 as of September 30, 2004.

Loan Costs

Certain costs of obtaining loans have been capitalized and are being amortized using the straight-line method over the life of each loan. Amortization expense was $5,255 for both the nine months ended September 30, 2004 and September 27, 2003. Gross capitalized loan costs were $175,164 at September 30, 2004. Accumulated amortization was $26,566 at September 30, 2004.

Advertising Costs

The Company expenses all advertising costs as incurred. Advertising expense amounted to $83,287 and $74,288 for the nine months ended September 30, 2004 and September 27, 2003, respectively. These costs are included in the sales and marketing expense line in the statements of operations.

Cash Concentration

Cash balances at financial institutions are insured by the Federal Deposit Insurance Corporation up to $100,000 per insured entity. Balances of cash at financial institutions exceeded the limit of $100,000 by $873,651 at September 30, 2004.

Recent Accounting Pronouncements

In January 2003, Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 46, “Consolidation of Variable Interest Entities” (“FIN 46”). This interpretation of Accounting Research Bulletin No. 51, “Consolidated Financial Statements,” provides guidance for identifying a controlling interest in a variable interest entity (“VIE”) established by means other than voting interest. FIN 46 also required consolidation of a VIE by an enterprise that holds such controlling interest. In December 2003, the FASB completed its deliberations regarding the proposed modifications to FIN No., 46 and issued Interpretation Number 46R, “Consolidation of Variable Interest Entities – an Interpretation of ARB 51” (“FIN No. 46 R”). The decisions reached included a deferral of the effective date and provisions for additional scope exceptions for certain types of variable interests. Application of FIN No. 46R is required in financial statements of public small business issuers in all interim and annual financial statements for periods ending after December 15, 2004. The adoption of this pronouncement is not expected to have material effect on the Company’s financial statements.

DATREK PROFESSIONAL BAGS, INC.

NOTES TO FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND SEPTEMBER 27, 2003

(UNAUDITED)

NOTE 2 - SUMMARY OF CERTAIN SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements - Continued

In December 2004, the FASB issued Statement of Financial Accounting Standard (“SFAS”) No. 123R “Share Based Payment”. This statement is a revision of SFAS Statement No. 123, “Accounting for Stock-Based Compensation” and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees”, and its related implementation guidance. SFAS 123R addresses all forms of share based payment (“SBP”) awards including shares issued under employee stock purchase plans, stock options, restricted stock and stock appreciation rights. Under SFAS 123R, SBP awards result in a cost that will be measured at fair value on the awards’ grant date, based on the estimated number of awards that are expected to vest. This statement is effective for public entities that file as small business issuers—as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. The Company is currently in the process of evaluating the effect that the adoption of this pronouncement may have on its financial statements.

In December 2004, the FASB issued SFAS No. 153 “Exchanges of Nonmonetary Assets”. This Statement amends APB Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of this Statement are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in fiscal periods beginning after December 16, 2004. The provisions of this Statement should be applied prospectively. The adoption of this pronouncement is not expected to have material effect on the Company’s financial statements.

EITF Issue 04-8, “The Effect of Contingently Convertible Instruments on Diluted Earnings per Share.” The EITF reached a consensus that contingently convertible instruments, such as contingently convertible debt, contingently convertible preferred stock, and other such securities should be included in diluted earnings per share (if dilutive) regardless of whether the market price trigger has been met. The consensus is effective for reporting periods ending after December 15, 2004. The adoption of this pronouncement is not expected to have material effect on the Company’s financial statements.

DATREK PROFESSIONAL BAGS, INC.

NOTES TO FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND SEPTEMBER 27, 2003

(UNAUDITED)

NOTE 3 - INVENTORIES

Inventories at September 30, 2004 are summarized as follows:

Finished goods	$3,452,031
Raw materials	1,547,145
Work in progress	70,343

5,069,519
Reserve for slow-moving and obsolete inventories	(364,000)

Total Inventories, net of reserves	$4,705,519

NOTE 4 - RELATED PARTY DEMAND NOTES PAYABLE

Related party demand notes payable consisted of a series of obligations to the Company’s stockholders or their immediate relatives and carry interest at rates ranging from prime (4.25% as of September 30, 2004) + 2.5% to prime + 3.25%. No balance was outstanding at September 30, 2004. Interest expense on the notes amounted to $23,810 and $36,247 for the nine months ended September 30, 2004 and September 27, 2003, respectively.

NOTE 5 - REVOLVING CREDIT FACILITY

Effective January 16, 2001, the Company obtained a demand line of credit facility with Capital Business Credit (CBC), having a maximum credit limit of $5,000,000 with an interest rate of prime (4.25% as of September 30, 2004) + 2.50% and a closing fee of $75,000. The line of credit was reduced to $4,000,000 on February 1, 2004 and the interest rate was reduced to prime + 2%. The facility carries a monthly maintenance fee of $2,000 and an annual renewal fee of $40,000. The facility is subject to a borrowing base of 85% of eligible accounts receivable, 25% of eligible raw materials and import sets, and 65% of eligible finished goods inventory during the period January 1 – June 30, 2004 and 50% of eligible finished goods inventory from July 1 – December 31, 2004. A total eligible inventory cap of $1,400,000 exists and eligible in transit inventories cannot exceed $400,000. The facility is secured by a primary interest in accounts receivable, inventories, other assets and the unlimited personal guarantees of the Company’s stockholders. The facility is automatically renewed annually in January unless notice is given 60 days prior to the renewal date. The facility is effective through January 2005. On October 15, 2004, the Company elected to pay Capital Business Credit (CBC) the full amount of the outstanding credit line and refinance with a new lender, First Capital.

DATREK PROFESSIONAL BAGS, INC.

NOTES TO FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND SEPTEMBER 27, 2003

(UNAUDITED)

NOTE 6 - SUPPLEMENTAL CASH FLOW INFORMATION

Non-cash investing and financing transactions included the following:

In December 1997, the Company entered into an agreement with The Industrial Development Board of the City of Springfield, Tennessee for the sale and leaseback of certain land, buildings and improvements owned by the Company with an original cost of $3,275,601 and associated accumulated depreciation of $716,086. The agreement calls for the issuance and sale of revenue bonds to the Company in the principal amount of $2,559,515 with no gain or loss being recognized by the Company on the sale. The Company has a $100 purchase option at the expiration of the lease term, consequently the lease is classified as a capital lease in accordance with Statement of Financial Accounting Standards No. 13 “Accounting for Leases.” Payments required under the lease approximate $127,976 annually over the 20-year lease term and have been assigned back to the Company in a separate agreement for the payment of principal and interest on the bonds.

At September 30, 2004, the net $1,695,678 investment in bonds has been offset against the remaining capital lease obligation, which are netted for financial reporting purposes.

NOTE 7 - OTHER INCOME

Lease Income

Effective December 2002, the Company began leasing a portion of its warehouse space to another entity under a one-year agreement. On January 1, 2004, the Company entered into a new one-year agreement with the entity to sublease new space that the Company now leases in conjunction with its golf bag assembly and distribution agreement, as discussed below. Sublease receipts in the amount of $18,750 are due monthly for one year ending December 2004. The lease is renewable at the sub-lessee’s option for four additional one-year periods through December 2008. Lease income was $112,500 and $129,600 for the nine months ended September 30, 2004 and September 27, 2003, respectively, and is shown separately in the statements of income.

Golf Bag Assembly and Distribution Fees, Net

In late 2003, the Company entered into an agreement with another manufacturer of golf bags to have the Company perform assembly and distribution services for the other entity in exchange for assembly and distribution fee income. In conjunction with this agreement, the Company entered an assignment of a lease, whereby the Company assumes the entity’s existing leased space and will pay $908 per month through December 31, 2008. While the agreement is fully effective January 2004, the Company began performing these services on a limited basis in December 2003. The Company incurred $272,580 of expenses and earned $430,802 of revenue for the nine months ended September 30, 2004 in conjunction with this agreement, which is included in net sales in the accompanying financial statements.

DATREK PROFESSIONAL BAGS, INC.

NOTES TO FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND SEPTEMBER 27, 2003

(UNAUDITED)

NOTE 8 - CONTINGENCIES

The Company is involved in various disputes arising in the normal course of business. Management believes that any financial responsibility that may be incurred in settlement of such disputes would not be material to the Company’s financial position.

NOTE 9 - SUBSEQUENT EVENTS

On October 15, 2004 certain of the Company’s assets and liabilities were purchased by Datrek Acquisition, Inc., which was formed by Stanford Telecommunications Holdings, Inc., as a wholly owned subsidiary, solely for the purpose of this purchase. Datrek Acquisition, Inc. was then acquired by Golf Acquisition, Inc. (“Golf”) which was also formed solely for the purpose of this purchase.

In exchange for the assets of the Company, Deborah and Dennis Ryan, the sole owners of the Company, received cash of $475,000, short and long term notes of $2,240,000 and $3,200,000, respectively, 2,200,000 shares of Datrek Miller International Inc., employment agreements, and future earn-out of up to $1,000,000, based upon certain on-going activities of the Company.

In addition, on October 15, 2004, the assets of Miller Golf Company LLC were acquired by Miller Acquisition, Inc., a wholly owned subsidiary of Golf which was formed solely for the purpose of this transaction.

Golf and its two subsidiaries were then merged with and into Greenhold Group, Inc., a publicly held company and changed its name to Datrek Miller International, Inc.

DATREK MILLER INTERNATIONAL, INC.

INTRODUCTION TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Unaudited)

The following unaudited pro forma condensed combined financial statements give effect to the following two acquisition transactions. On October 18, 2004, Datrek Miller International, Inc., a public shell corporation (“DMI”, f/k/a Greenhold Group, Inc.), acquired substantially all of the assets and liabilities of Miller Golf Company, LLC (“Miller”) and substantially all of the outstanding assets and liabilities of Datrek Professional Bags, Inc. (“Bags”). As a result of these transactions, the former owners of Miller became the controlling stockholders of DMI. Accordingly, the acquisition of Miller by DMI, is a reverse acquisition that has been accounted for as a recapitalization of Miller; and the acquisition of Bags is accounted for as a purchase business combination. The transactions are more fully described in Note 1 to the pro forma condensed combined financial statements.

The following unaudited pro forma condensed combined balance sheet combines the balance sheet of DMI with Bags and Miller as of September 30, 2004, as if the recapitalization of Miller and the purchase of Bags occurred on that date. The following unaudited pro forma condensed combined statements of operations combine the results of operations of DMI with Bags and Miller for the nine months ended September 30, 2004 and for the year ended December 31, 2003. The statements of operations present the business activity for the combined entities for the nine months ended September 30, 2004 and for the year ended December 31, 2003, as if the recapitalization of Miller and the purchase of Bags occurred as of the beginning of 2003.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the separate historical financial statements of Datrek Professional Bags, Inc. and Miller Golf Company, LLC, appearing elsewhere herein, and the historical financial statements of Datrek Miller International, Inc., as filed and included in Form 10-QSB for the quarterly period ended September 30, 2004 and Form 10-KSB for the annual period ended December 31, 2003. These pro forma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on September 30, 2004, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future. For purposes of preparing DMI’s consolidated financial statements, a new basis will be established for the assets and liabilities of Bags based upon the fair value thereof, including the costs of the acquisition. The unaudited pro forma condensed combined balance sheet and statements of operations reflects management’s best estimates of the purchase price allocation; however, the final allocation may differ from the pro forma amounts.

DATREK MILLER INTERNATIONAL, INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEET

(UNAUDITED)

SEPTEMBER 30, 2004

				PRO FORMA ADJUSTMENTS						PRO FORMA COMBINED
	MILLER(a)	BAGS(b)	DMI(c)	MILLER		BAGS		DMI
ASSETS
CURRENT ASSETS
Cash	$571,634	$568,058	$—	$—		$—		$3,875,000	(d)	$5,014,692
Accounts receivable, net	758,577	3,386,289	—	—		—		—		4,144,866
Inventories	650,998	4,705,519	—	—		—		—		5,356,517
Prepaid expenses	77,868	285,929	—	—		(2,250	)(e)	—		361,547
Other receivables	—	185,094	24,379	—				(24,379	)(g)	185,094
Deferred state income taxes	—	33,379	—	—		(33,379	)(f)	—		—

Total Current Assets	2,059,077	9,164,268	24,379	—		(35,629)		3,850,621		15,062,716
PROPERTY AND EQUIPMENT, NET	664,356	2,140,586	620	—		(1,702,983	)(g)	(620	)(g)	1,101,959
LOAN COSTS	—	148,598	—	—		(148,598	)(h)	—		—
DEFERRED STATE INCOME TAXES	—	71,813	—	—		(71,813	)(f)	—		—
DEPOSITS	20,920	—	410	—		—		(410	) (g)	20,920
GOODWILL	—	—	—	—		1,490,328	(i)	—		1,490,328
OTHER INTANGIBLES	—	—	—	—		1,257,000	(i)	—		1,257,000
OTHER ASSETS	—	2,055	—	—		—		—		2,055

TOTAL ASSETS	$2,744,353	$11,527,320	$25,409	$—		$788,305		$3,849,591		$18,934,978

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Line of credit	5,115,000	3,590,117	—	(5,115,000	)(j)	—		—		3,590,117
Current portion of long-term debt	800,000	91,024	96,017	(800,000	)(k)	2,148,976	(k)	(96,017	)(k)	2,240,000
Accounts payable	786,840	1,912,753	886,424	(274,997	)(l)	—		(886,424	)(l)	2,424,596
Notes payable - stockholders	—	—	243,604	—		—		(243,604	)(m)	—
Current portion of leases payable	12,309	—	—	—		—		—		12,309
Accrued payroll and related taxes	—	173,583	—	—		—		—		173,583
Other accrued liabilities	937,691	178,289	—	(937,697	)(n)	(10,117	)(n)	—		168,166

Total Current Liabilities	7,651,840	5,945,766	1,226,045	(7,127,694)		2,138,859		(1,226,045)		8,608,771

LEASES PAYABLE, NET OF CURRENT PORTION	12,085	—	—	—		—		—		12,085

NOTES PAYABLE, NET OF CURRENT PORTION	—	3,476,661	—	—		(276,661	)(o)	—		3,200,000

Total Liabilities	7,663,925	9,422,427	1,226,045	(7,127,694)		1,862,198		(1,226,045)		11,820,856

STOCKHOLDERS’ EQUITY
Common stock	—	1,000	274			(1,000	)(p)	10,250	(p)	10,524
Additional paid-in capital	—	2,023,386	5,300,235	5,115,000	(j)	—		3,875,000	(d)	16,313,621
	—	—	—	800,000	(k)	(2,250	)(e)	(25,409	)(g)	772,341
	—	—	—	274,997	(l)	(105,192	)(f)	96,017	(k)	265,822
	—	—	—	937,697	(n)	(1,702,983	)(g)	886,424	(l)	121,138
	—	—	—	(4,919,572	)(q)	(148,598	)(h)	243,604	(m)	(4,824,566)
	—	—	—	—		2,747,328	(i)	(10,250	)(p)	2,737,078
	—	—	—	—		(2,148,976	)(k)	(11,360	)(q)	(2,160,336)
	—	—	—	—		10,117	(n)	(6,480,059	)(q)	(6,469,942)
	—	—	—	—		276,661	(o)	(9,726	)(q)	266,935
	—	—	—	—		80,507	(q)	—		80,507
	—	—	—	—		1,000	(p)	—		1,000

Net additional paid-in capital	—	2,023,386	5,300,235	2,208,122		(992,386)		(1,435,759)		7,103,598
Deferred compensation	—	—	(9,726)					9,726	(q)	—
Deficit accumulated during the development stage	—	—	(11,360)					11,360	(q)	—
Retained earnings (deficit)	(4,919,572)	80,507	(6,480,059)	4,919,572	(q)	(80,507	)(q)	6,480,059	(q)	—

Total Stockholders’ Equity	(4,919,572)	2,104,893	(1,200,636)	7,127,694		(1,073,893)		5,075,636		7,114,122

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,744,353	$11,527,320	$25,409	$—		$788,305		$3,849,591		$18,934,978

See notes to pro forma condensed combined financial statements.

DATREK MILLER INTERNATIONAL, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(UNAUDITED)

NINE MONTHS ENDED SEPTEMBER 30, 2004

				PRO FORMA ADJUSTMENTS						PRO FORMA COMBINED
	MILLER(a)	BAGS(b)	DMI (c)	MILLER		BAGS		DMI
SALES, NET	$4,872,382	$15,673,345	$—	$—		$—		$—		$20,545,727
COST OF SALES	3,652,129	10,457,973	—	—		333,321	(d)	—		14,443,423

GROSS PROFIT	1,220,253	5,215,372	—	—		(333,321)		—		6,102,304
OPERATING EXPENSES
Selling, general and administrative expenses	2,593,141	4,658,237	46,333	(74,999	)(e)	266,295	(e)	(46,333	)(e)	7,442,674

INCOME (LOSS) FROM OPERATIONS	(1,372,888)	557,135	(46,333)	74,999		(599,616)		46,333		(1,340,370)
OTHER INCOME (EXPENSES)
Interest	(379,811)	(324,287)	(40,030)	378,284	(f)	(41,146	)(f)	40,030	(f)	(366,960)
Lease income	—	112,500	—			(112,500	)(g)			—
Depreciation	—	—	(446)					446	(h)	—
Litigation settlement adjustment	—	—	265,257					(265,257	)(h)	—
Other	(56,894)	(11,814)	—			20,359	(g)			(48,349)

	(436,705)	(223,601)	224,781	378,284		(133,287)		(224,781)		(415,309)

INCOME BEFORE STATE INCOME TAXES	(1,809,593)	333,534	178,448	453,283		(732,903)		(178,448)		(1,755,679)
PROVISION FOR STATE INCOME TAXES	—	(11,534)	—	—		—		—		(11,534)

NET INCOME (LOSS)	$(1,809,593)	$322,000	$178,448	$453,283		$(732,903)		$(178,448)		$(1,767,213)

WEIGHTED AVERAGE SHARES OUTSTANDING			273,573	7,500,000		2,600,000		550,000		10,923,573

NET INCOME (LOSS) PER COMMON SHARE BASIC AND DILUTED			$.65							$(0.16)

See notes to condensed combined pro forma financial statements.

DATREK MILLER INTERNATIONAL, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(UNAUDITED)

YEAR ENDED DECEMBER 31, 2003

				PRO FORMA ADJUSTMENTS						PRO FORMA COMBINED
	MILLER(a)	BAGS(b)	DMI(c)	MILLER		BAGS		DMI
SALES, NET	$5,854,908	$17,416,656	$—	$—		$—		$—		$23,271,564
COST OF SALES	4,338,279	11,337,027	—			499,299	(d)			16,174,605

GROSS PROFIT	1,516,629	6,079,629	—	—		(499,299)		—		7,096,959
OPERATING EXPENSES
Selling, general and administrative expenses	2,769,355	5,109,770	71,513	(99,998	)(e)	355,060	(e)	(33,779	)(e)	8,171,921

INCOME (LOSS) FROM OPERATIONS	(1,252,726)	969,859	(71,513)	99,998		(854,359)		33,779		(1,074,962)
OTHER INCOME (EXPENSES)
Interest	(345,608)	(450,072)	(50,550)	341,965	(f)	(49,468	)(f)	50,550	(f)	(503,183)
Lease income	—	158,400	—			(158,400	)(h)			—
Depreciation	—	—	(5,408)					5,408	(i)	—
Gain on disposal of equipment	—	6,400	(62,337)					62,337	(i)	6,400
Other	(66)	34,290	—			57,858	(g)			92,082

	(345,674)	(250,982)	(118,295)	341,965		(150,010)		118,295		(404,701)

INCOME BEFORE STATE INCOME TAXES	(1,598,400)	718,877	(189,808)	441,963		(1,004,369)		152,074		(1,479,663)
PROVISION FOR STATE INCOME TAXES	—	(22,929)	—	—		—		—		(22,929)

NET INCOME (LOSS)	$(1,598,400)	$695,948	$(189,808)	$441,963		$(1,004,369)		$152,074		$(1,502,592)

WEIGHTED AVERAGE SHARES OUTSTANDING			253,312	7,500,000		2,600,000		550,000		10,903,312

NET LOSS PER COMMON SHARE BASIC AND DILUTED			$(0.75)							$(0.14)

See notes to condensed combined pro forma financial statements.

DATREK MILLER INTERNATIONAL, INC.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND YEAR ENDED DECEMBER 31, 2003

(Unaudited)

NOTE 1 - ACQUISITION

Stanford Venture Captial Holdings, Inc. (“Stanford”, f/k/a Stanford Telecommunications Holdings, Inc.) prior to the transactions described below was the 95% owner of Miller Golf Company, LLC (“Miller”). Miller (through a newly formed acquisition corporation) entered into a merger agreement with Datrek Miller International, Inc., a public shell corporation (“DMI”, f/k/a Greenhold Group, Inc.) whereby 3,000,000 shares of DMI were exchanged for substantially all of the assets and liabilities of Miller. In conjunction with the merger, DMI (through a newly formed acquisition corporation) purchased substantially all of the assets and assumed substantially all of the liabilities of Datrek Professional Bags, Inc. (“Bags”) for approximately $6,471,000, including costs of $160,000. The purchase price consisted of $475,000 cash, $5,440,000 in notes payable and 2,200,000 shares of DMI common stock (valued at $396,000). Additionally, the former stockholders of Bags may receive a potential future earn-out of $1,000,000; the earn out will be recorded when payment becomes probable. As a result of these transactions, Stanford became the controlling stockholder of DMI. Accordingly, the acquisition of Miller by DMI, is a reverse acquisition that has been accounted for as a recapitalization of Miller; and the acquisition of Bags is accounted for as a purchase business combination.

Additionally, as part of the merger agreement, Stanford entered into a common stock purchase agreement with DMI to acquire 4,500,000 shares of DMI common stock for an aggregate $4,500,000 investment in DMI in several tranches through January 2005, $1,580,000 of which was received at closing. Stanford also agreed to contribute to capital approximately $7,127,000 of various amounts Miller owed to Stanford.

NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the condensed combined balance sheet give effect to the recapitalization of Miller and the purchase of Bags as if the transactions had occurred on September 30, 2004.

Balance Sheet – September 30, 2004

a.	Derived from the unaudited balance sheet of Miller as of September 30, 2004.

b.	Derived from the unaudited balance sheet of Bags as of September 30, 2004.

c.	Derived from the unaudited condensed consolidated balance sheet of Datrek Miller International, Inc. and Subsidiaries as of September 30, 2004.

d.	Adjusted for the cash received from the issuance of common stock of $4,500,000 and payment of $150,000 to settle debts of DMI (see notes k, l and m below) and the amount of cash paid at closing for the acquisition of net assets of Bags of $475,000.

e.	Adjusted for the elimination of prepaid expenses not acquired from Bags.

f.	Adjusted for the elimination of deferred state income taxes not acquired from Bags.

g.	Adjusted for the elimination of real estate not acquired from Bags of $1,702,983 and assets retained by the former principal stockholder of DMI of $25,409.

DATREK MILLER INTERNATIONAL, INC.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND YEAR ENDED DECEMBER 31, 2003

(Unaudited)

h.	Adjusted for the elimination of loan costs related to debt not assumed from Bags.

i.	Adjusted to record the goodwill related to the purchase of Bags as follows:

Purchase price including acquisition costs		$6,471,000
Fair value of assets and liabilities:
Current assets	$9,128,639
Tangible long-term assets	439,658
Identifiable intangible assets	1,257,000
Fair value of liabilities assumed	(5,844,625)

Net fair value assigned to assets
Acquired and liabilities assumed		4,980,672

Goodwill		$1,490,328

The acquisition costs include approximately $88,000 of legal and other fees and the value 400,000 of warrants issued in connection with the acquisition of Bags in the amount of $72,000. The warrants for the purchase of DMI stock have an exercise price of $.001, are immediately exercisable and expire in five years. The identifiable intangible assets include $427,000 allocated to the registered trade name “Datrek” to be amortized over five years and $830,000 allocated to customer lists to be amortized over three years. The amounts of these intangibles have been estimated based on information available to management and is subject to change based on an outside appraisal being performed in conjunction with the audit for the year ended December 31, 2004.

j.	Adjusted for the elimination of the line of credit of Miller forgiven by Stanford.

k.	Adjusted for the elimination of debt of Bags in the amount of $91,024 not assumed by DMI, the elimination of debt of Miller in the amount of $800,000 forgiven by Stanford, the settlement of debt by DMI in the amount of $96,017 and record the issuance of short-term debt in the amount of $2,240,000 in connection with the acquisition of the net assets of Bags. The short-term debt is non interest bearing and is payable by installments of $560,000 each on November 15 and December 15, 2004 and $1,120,000 on December 31, 2004

l.	Adjusted for the elimination of accrued management fees payable of Miller of $274,997 forgiven by Stanford and the settlement of liabilities of DMI of $886,424.

m.	Adjusted for the settlement of liabilities of DMI.

n.	Adjusted for the elimination of accrued interest payable of Bags in the amount of $10,117 not assumed by DMI and elimination of accrued interest of Miller in the amount of $937,697 forgiven by Stanford.

o.	Adjusted for the elimination of $3,476,661 of notes payable of Bags not assumed by DMI and to record the issuance of long-term debt issued in connection with the acquisition of Bags of $3,200,000. The long-term debt is payable in two installments of $1,600,000 each on June 30 and December 31, 2007 and bears interest at 8.0% per annum payable quarterly.

p.	Adjusted for the elimination of the common stock of Bags and to record the effect of issuance of approximately 10,250,000 shares of common stock of DMI in the amount of $10,250. The DMI common stock issued consists of 3,000,000 shares issued to the former owners of Miller as part of the recapitalization of Miller; 2,200,000 shares issued to the former stockholders of Bags; 4,500,000 shares issued to Stanford for its cash investment of $4,500,000, and 550,000 shares issued to three companies for facilitating the transaction.

q.	Adjusted for the elimination of the equity accounts of Miller, Bags, and DMI.

DATREK MILLER INTERNATIONAL, INC.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND YEAR ENDED DECEMBER 31, 2003

(Unaudited)

Statement of Operations – Nine Months Ended September 30, 2004

a.	Derived from the unaudited statement of operations of Miller for the nine months ended September 30, 2004.

b.	Derived from the unaudited statement of income of Bags for the nine months ended September 30, 2004.

c.	Derived from the unaudited condensed consolidated statement of operations of DMI and Subsidiaries for the nine months ended September 30, 2004.

d.	Adjusted for the elimination of depreciation of real estate of Bags not acquired by DMI in the amount of $111,391 and addition of rent expense related to the real estate in the amount of $444,712.

e.	Adjusted for the elimination of amortization of loan fees of Bags not acquired by DMI in the amount of $5,255, to eliminate the non-recurring expense of DMI in the amount of $46,333 and to eliminate the management fees of Miller accrued to owners forgiven on date of acquisition in the amount of $74,999, and to record the amortization of other intangibles related to the acquisition of Bags of $271,550.

f.	Adjusted for the elimination of interest expense of $150,854 for Bags and $378,284 for Miller related to debts not assumed by DMI and debts forgiven by Stanford; the addition of interest expense of $192,000 related to notes issued as part of the purchase price for Bags and to eliminate the expense of DMI in the amount of $40,030.

g.	Adjusted for the elimination of income and expense from real estate lease contracts of Bags not acquired by DMI.

h.	To eliminate the non-recurring expense of DMI.

Statement of Operations – Year Ended December 31, 2003

a.	Derived from the audited statement of operations of Miller for the year ended December 31, 2003.

b.	Derived from the audited statement of income of Bags for the year ended December 31, 2003.

c.	Derived from the audited consolidated statement of operations of DMI and Subsidiaries for the year ended December 31, 2003.

d.	Adjusted for the elimination of depreciation of real estate of Bags not acquired by in the amount of $93,651 and addition of rent expense related to the real estate in the amount of $592,950.

e.	Adjusted for the elimination of amortization of loan fees of Bags not acquired by DMI in the amount of $7,007, to eliminate the expense of DMI in the amount of $71,513, to record legal expense incurred in the recapitalization of Miller in the amount of $37,734, to record the amortization of other intangibles related to the acquisition of Bags of $362,067 and to eliminate the management fees of Miller accrued to owners forgiven on date of acquisition in the amount of $99,998.

f.	Adjusted for the elimination of interest expense of $206,532 for Bags and $341,965 for Miller related to debts not assumed by DMI, and the addition of interest expense of $256,000 related to notes issued on the acquisition of assets from Bags and to eliminate the expense of DMI in the amount of $50,550.

g.	Adjusted for the elimination of expenses related to real estate lease contracts of Bags not acquired by DMI.

h.	Adjusted for the elimination of income from real estate lease contracts of Bags not acquired by DMI.

i.	To eliminate the expense of DMI.